Exhibit 10.16

VOTING AND TRANSFER RESTRICTION AGREEMENT

This VOTING AND TRANSFER RESTRICTION AGREEMENT (this “Agreement”) is made as of April 2, 2012, by and among Emmis Communications Corporation, an Indiana corporation (the “Company”), J. Scott Enright (the “Employee Shareholder”), the trust (the “Trust”) established pursuant to the 2012 Retention Plan (as defined below) and Jeffrey H. Smulyan, as trustee (the “Trustee”) of the Trust.

(a) The Company has approved and adopted, and the Company’s shareholders have approved, the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement, dated as of April 2, 2012 (as the same may be amended or modified from time to time in accordance with its terms, the “2012 Retention Plan” and, together with this Agreement, the “Transaction Documents”) relating to the contribution by the Company of 400,000 shares (the “Contributed Shares”) of 6.25% Series A Cumulative Convertible Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), to the Trust pursuant to the 2012 Retention Plan.

(b) In accordance with Section 23-1-31-2 (Agreements Authorized) of the Indiana Business Corporation Law, the Company, the Employee Shareholder and the Trustee have agreed, on the terms and conditions contained herein, to enter into this Agreement which sets forth the agreements of the Company, the Employee Shareholder and, for so long as the 2012 Retention Plan has not been terminated as contemplated by Section 9.06 thereof, the Trustee with respect to, among other things, the voting of the Subject Shares (as defined below).

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.1 General. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the 2012 Retention Plan.

1.2 Certain Defined Terms. For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Articles” means Second Amended and Restated Articles of Incorporation of the Company.

“Beneficial Owner” means, with respect to any security, any person who owns, directly or indirectly, through any Contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security, and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and such term shall otherwise be interpreted consistently with the correlative term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act.

“Class A Shares” means Class A Common Stock of the Company, par value $0.01 per share.

“Contract” means any indenture, agreement, contract, commitment, license, permit, authorization or other binding understanding, whether written or oral.

“Conversion Shares” means the Class A Shares which have been converted from Contributed Shares in accordance with the Articles.

“Encumbrances” means any lien, mortgage, pledge, charge, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Subject Shares” means, with respect to the Trustee, the Contributed Shares, together with any shares of Preferred Stock or other voting securities of the Company acquired by the Trustee after the date of this Agreement pursuant to the 2012 Retention Plan in respect of the Contributed Shares, including by way of a stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or similar transaction, and, with respect to the Employee Shareholder, all shares of the Company’s stock with voting rights owned beneficially by him.

“Vote” means (a) voting in person or by proxy in favor of or against any action, approval or agreement, (b) consenting to or withholding consent from any action, approval or agreement (whether or not such consent is in writing) and (c) taking any similar action in favor of or against any action, approval or agreement; and “Voting” shall have the correlative meaning.

ARTICLE II

VOTING

2.1 Agreement to Vote. If a Vote is solicited in relation to the Preferred Stock, the Trustee and the Employee Shareholder agree that each of them (a) shall not take (or refrain from taking) any action with respect to the Subject Shares other than in accordance with the prior written instructions of the Company and (b) shall take (or refrain from taking) any action with respect to the Subject Shares in accordance with the prior written instructions of the Company; provided, that the Trustee and the Employee Shareholder shall not be required to take any action or refrain from taking any action if such action is prohibited under applicable law, rule or order; provided further, and notwithstanding the above, the Company shall have the right to effect any Vote on behalf of the Trustee pursuant to the terms of the proxy coupled with an interest attached hereto as Exhibit A. The voting rights granted pursuant to this Section 2.1 shall be irrevocable and coupled with an interest.

2.2 No Ownership Interest. Except as expressly provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of, or with respect to, any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Employee Shareholder or the Trustee, as applicable, subject to the terms of the other Transaction Documents.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Trustee represents and warrants to the Company as follows:

3.1 Ownership. As of the date of this Agreement and except as provided in this Agreement or the 2012 Retention Plan, the Trustee is the sole Beneficial Owner of the Contributed Shares.

3.2 Voting. Other than as provided in this Agreement or the Transaction Documents, the Trustee has the sole power to Vote or direct the Vote of and issue instructions with respect to the Subject Shares, and the sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such powers, subject to applicable United States federal securities laws and this Agreement. Other than the 2012 Retention Plan, the Trustee: (a) is not a party to any Contract (including any voting agreement) with respect to any of the Subject Shares; (b) has not deposited any of the Subject Shares into any voting trust; and (c) has not granted any proxy or power of attorney with respect to any of the Subject Shares, in each case inconsistent with the Trustee’s obligations under the Transaction Documents.

ARTICLE IV

OTHER COVENANTS

4.1 Option to Repurchase. The Trustee hereby unconditionally and irrevocably grants the Company the right to repurchase any or all of the Contributed Shares from the Trustee for consideration consisting of the number of Class A Shares into which the Contributed Shares (or repurchased portion thereof) are then convertible pursuant to the Articles as in effect from time to time. The Company may exercise its repurchase right by giving written notice to the Trustee, and the closing of such repurchase shall occur on the date proposed by the Company or as soon as reasonably practicable thereafter. At such closing, the Trustee shall deliver duly executed instruments of transfer and other documents that are reasonably necessary or advisable to effect the transfer of title to the Contributed Shares to the Company or its designee, free and clear of all Encumbrances, and the Company shall deliver or cause to be delivered (or cause to be delivered) the consideration contemplated by this Section 5.1, including documents reasonably necessary or advisable to terminate the Trustee’s obligations under this Agreement.

4.2 No Inconsistent Agreements. The Trustee covenants and agrees that the Trustee shall not: (a) enter into any Contract (including any voting agreement) with respect to any of the Subject Shares; (b) deposit any Subject Shares into any voting trust; or (c) grant any proxy or power of attorney with respect to any of the Subject Shares, in each case inconsistent with the Trustee’s obligations under the Transaction Documents.

4.3 No Transfers. The Trustee agrees that, other than in accordance with the Transaction Documents, it shall not directly or indirectly: (a) sell, assign, give, tender, offer, exchange or otherwise transfer any of the Subject Shares, including, without limitation, pursuant to any distribution or “Payout” of the Subject Shares to “Grantees” of the Trust (as such terms are defined in the 2012 Retention Plan); (b) encumber, pledge, hypothecate or otherwise permit (including by omission) the creation or imposition of any Encumbrance on any of the Subject Shares; or (c) enter into any Contract with respect to any of the foregoing, in each case without the prior written consent of the Company.

4.4 No Registrations of Transfers. The Trustee (a) agrees that it shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares and (b) consents to the entry of stop transfer instructions by the Company of any transfer of the Subject Shares, unless such transfer is made in compliance with Section 4.2 hereof.

4.5 Further Assurances. From time to time, at the Company’s request and without further consideration, the Trustee agrees that it shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

ARTICLE V

MISCELLANEOUS

5.1 Term. This Agreement shall terminate automatically and be of no further force or effect upon the vesting of the Contributed Shares and the distribution of the Payout by the Company as contemplated by Sections 7.01 and 7.02 of the 2012 Retention Plan.

5.2 Expenses. Each party shall bear its own costs and expenses in connection with this Agreement, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties.

5.3 Successors and Assigns. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.4 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of Indiana, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of Indiana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Indiana.

5.5 Consent to Jurisdiction. The courts of the State of Indiana shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement. Any proceedings in connection with such dispute shall be brought in the courts of the State of Indiana sitting in Marion County, Indiana, the court of the United States of America for the Southern District of Indiana, and appellate courts having jurisdiction of appeals from any of the foregoing. Each party hereto waives (and agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of proceedings in such State of Indiana courts. Each party hereto also agrees that a judgment against it in proceedings brought in the State of Indiana shall be conclusive and binding upon it and may be enforced in any other jurisdiction. Each party hereto irrevocably submits and agrees to submit to the jurisdiction of the courts of the State of Indiana sitting in Marion County, Indiana, the court of the United States of America for the Southern District of Indiana and appellate courts having jurisdiction of appeals from any of the foregoing.

5.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

5.7 Counterparts. This Agreement may be executed in counterparts, and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of electronically transferred signatures.

5.8 Notices. All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, overnight courier or facsimile transmission to Emmis Communications Corporation, One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204 (Facsimile No: 317-684-5583), Attention: J. Scott Enright, Esq., with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attention: James M. Dubin, Esq. (Facsimile No: (212) 492-0026).

5.9 Confidentiality. Except as may be required by applicable law, rule or regulation or legal process, until the Company has made public disclosure of this Agreement, the Trustee shall not disclose the existence of or the terms of this Agreement or any of the other Transaction Documents without the prior written consent of the Company, provided, however, that a Trustee may disclose the contents of this Agreement or any Transaction Document without such written consent (i) to any professionals employed or engaged by the Trustee who have a need to know such information, (ii) to the extent requested by any governmental authority or self-regulatory entity having or asserting jurisdiction over it (after the Company has had a reasonable opportunity to prevent such disclosure) or (iii) to enforce its rights and remedies hereunder.

5.10 Third Party Beneficiaries. No provision of this Agreement is intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

5.11 Entire Agreement. This Agreement, the 2012 Retention Plan and each other written agreement entered into on the date hereof in connection with this Agreement and/or the 2012 Retention Plan set forth the entire understanding of the parties hereto with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement and the other Transaction Documents.

5.12 Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

5.13 Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof; and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.14 Specific Performance. The Company, the Employee Shareholder and the Trustee agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

5.15 Interpretation. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement or other authorized person as of the date first written above.

EMMIS COMMUNICATIONS CORPORATION

By:
Name:
Title:

J. Scott Enright

2012 RETENTION PLAN TRUST

By:
Name: Jeffrey H. Smulyan
Title: Trustee

Acknowledged and Agreed:

Jeffrey H. Smulyan, Trustee

Signature page to Voting and Transfer Restriction Agreement

EXHIBIT A

Irrevocable Proxy

The undersigned hereby irrevocably constitutes and appoints the duly-appointed Secretary of Emmis Communications Corporation, an Indiana corporation (the “Company”), from time to time (the “Proxy Holder”) as the sole and exclusive proxy for the undersigned, with full power of substitution, resubstitution and revocation, to attend all meetings of stockholders of the Company, to cast all votes that the undersigned is entitled to cast with respect to any amendments to the Second Amended and Restated Articles of Incorporation of the Company, and to otherwise represent the undersigned with respect to the Contributed Shares (as defined in the Voting and Transfer Restriction Agreement, dated the date hereof, by and among the Company, J. Scott Enright and the undersigned (the “Voting and Transfer Restriction Agreement”), with all powers that the undersigned would have if personally present at any meeting of stockholders of the Company, in each case, in a manner that is proportionate to the manner in which all holders of shares of voting securities vote in respect of any given matter.

The undersigned irrevocably appoints the Proxy Holder, with full power of substitution, appointment and revocation, in its name, place and stead, as the undersigned’s true and lawful representative, attorney-in-fact and agent, to make, execute, sign, acknowledge, verify, swear to and deliver any consent of stockholders of the Company with respect to the Contributed Shares held by the undersigned to do and perform each and every act and thing as fully as the undersigned might or could do as a holder of the Contributed Shares, in each case, in a manner that is proportionate to the manner in which all holders of shares of voting securities vote in respect of any given matter. This proxy and power-of-attorney are expressly limited to the Contributed Shares, and no rights are granted with respect to any shares other than the Contributed Shares.

The undersigned affirms that the foregoing proxy and power-of-attorney are given in connection with the Voting and Transfer Restriction Agreement and that the proxy and power-of-attorney are each coupled with an interest. Such proxy and power of attorney each will be irrevocable and be effective for so long as permitted under the laws of the State of Indiana.

2012 RETENTION PLAN TRUST

By:	/s/ Jeffrey H. Smulyan
Name: Jeffrey H. Smulyan
Title: Trustee

Acknowledged and Agreed:

/s/ J. Scott Enright
J. Scott Enright